SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2009

Commission File Number: 333-148922

Jumpkicks, Inc.
(Exact name of small business issuer as specified in its charter)

Delaware	26-0690857
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

632 Marsh Creek Court, Henderson, NV 89002
(Address of principal executive offices)

888-283-1426
(Issuer’s telephone number)

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

On August 6, 2009, Moore & Associates Chartered (the “Former Accountant”) resigned as the Company’s accountant.

The Former Accountant’s audit reports on the financial statements of the Company for the past two years, including for the fiscal year ended October 31, 2008, and for the period ended October 31, 2007 , contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal year ended October 31, 2008, and for the period ended October 31, 2007 , contained an uncertainty about the Company’s ability to continue as a going concern.

During the two most recent fiscal years and any subsequent interim period through the date of resignation, including the period ended October 31, 2007, the year ended October 31, 2008, and through the interim periods ended January 31, 2009, April 30, 2009, and August 6, 2009 , there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the two most recent fiscal years and any subsequent interim period through the date of resignation, including the period ended October 31, 2007, the year ended October 31, 2008, and through the interim periods ended January 31, 2009, April 30, 2009, and August 6, 2009 , there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

On September 15, 2009 , the Company provided the Former Accountant with its disclosures in this Current Report on Form  8-K/A disclosing the resignation of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8 -K/A .

On September 13, 2009, the company’s board of directors appointed Maddox Ungar Silberstein, PLLC as the company’s auditor and independent accountant.

During the registrant's two most recent fiscal years, and the subsequent interim periods prior to engaging Maddox Ungar Silberstein, PLLC, including the period ended October 31, 2007, the year ended October 31, 2008, and through the interim periods ended January 31, 2009, April 30, 2009, and August 6, 2009, the company did not consult Maddox Ungar Silberstein, PLLC regarding  either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the company's financial statements, or  any matter that was either the subject of a disagreement or a reportable event.

The registrant has requested that Moore and Associates, Chartered furnish it with an additional letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Moore and Associates informed the registrant that, upon the advice of counsel, Moore and Associates would not be providing an additional letter in connection with this Amended Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Former Accountant (1)
1 Previously included as an Exhibit to the Current Report filed September 3, 2009 .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jumpkicks, Inc.

/s/ Richard Douglas
Richard Douglas
Chief Executive Officer

Date:  September 15, 2009